Bebuzee Limited

Company number 08289019

WRITTEN RESOLUTION

Pursuant to Companies Act 2006 Section 281(1)(a)

Circulation date: September 2014

In accordance with the Companies Act 2006 Section 281(1)(a) we, the undersigned being the members of the company entitled at the date hereof to attend and vote at general meetings of the company, hereby confirm that the following special resolution shall for all purposes have effect as if they had been passed by the company in general meeting. Accordingly we hereby resolve:

> THAT the issued share capital of 200 Ordinary shares of £1.00 each be split into 300,000,000 Ordinary shares of 0.000066667pence.

Signed: J. onyero Date: 18/09/2014

Joseph Onyero

Signed: Date:

Paul Hedges

Signed: Date:

Marta C. Camara Velosa

Signed: Date:

Sajda Andleeb

- Members should signify their agreement to the resolution by signing and dating above
  The resolution will lapse if not passed within 28 days of circulation

Bebuzee Limited

Company number 08289019

WRITTEN RESOLUTION

Pursuant to Companies Act 2006 Section 281(1)(a)

Circulation date: **September 2014**

In accordance with the Companies Act 2006 Section 281(1)(a) we, the undersigned being the members of the company entitled at the date hereof to attend and vote at general meetings of the company, hereby confirm that the following special resolution shall for all purposes have effect as if they had been passed by the company in general meeting. Accordingly we hereby resolve:

> THAT the issued share capital of 200 Ordinary shares of £1.00 each be split into 300,000,000 Ordinary shares of 0.000066667pence.

Signed: Date:

Joseph Onyero

Signed: Date:

Paul Hedges

Signed: [signature] Date: 26/09/14

Marta C. Camara Velosa

Signed: Date:

Sajda Andleeb

- Members should signify their agreement to the resolution by signing and dating above The resolution will lapse if not passed within 28 days of circulation

Bebuzee Limited

Company number 08289019

WRITTEN RESOLUTION

Pursuant to Companies Act 2006 Section 281(1)(a)

Circulation date: September 2014

In accordance with the Companies Act 2006 Section 281(1)(a) we, the undersigned being the members of the company entitled at the date hereof to attend and vote at general meetings of the company, hereby confirm that the following special resolution shall for all purposes have effect as if they had been passed by the company in general meeting. Accordingly we hereby resolve:

> THAT the issued share capital of 200 Ordinary shares of £1.00 each be split into 300,000,000 Ordinary shares of 0.000066667pence.

Signed: Date:

Joseph Onyero

Signed: [signature] Date: 18/9/14

Paul Hedges

Signed: Date:

Marta C. Camara Velosa

Signed: Date:

Sajda Andleeb

- Members should signify their agreement to the resolution by signing and dating above The resolution will lapse if not passed within 28 days of circulation